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                                                                      EXHIBIT 21


                        LIST OF SIGNIFICANT SUBSIDIARIES


         Anadarko Algeria Corporation
              a Delaware corporation,

         Anadarko Energy Services Company,
              a Delaware corporation,

         Anadarko Gathering Company,
              a Delaware corporation,

         Anadarko Eritrea Corporation,
              a Delaware corporation,

         Anadarko Jordan Corporation,
              a Delaware corporation,

         Anadarko Peru Corporation,
              a Delaware corporation.